-------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) January 6, 2006


                                  CWHEQ, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




            Delaware                   333-126790              87-0698310
  ------------------------------     --------------      ---------------------
  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
        of Incorporation)             File Number)        Identification No.)

        4500 Park Granada
      Calabasas, California                                      91302
  ------------------------------                              -----------
      (Address of Principal                                    (Zip Code)
       Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
---------

Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
--------------------------------

      CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of December 29, 2005 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2005-M. On January 6, 2006, the Subsequent Closing Date, additional Home Equity Loans were transferred to the Trust. The final mortgage loan pool is reflected in the attached Detailed Description.














---------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 4, 2004 and the Prospectus Supplement dated December 27, 2005 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2005-M.

      The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.

                   Principal Balances for the Mortgage Loans


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal     Mortgage     Term        Bureau
 Range of Principal Balances ($)     Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
----------------------------------  --------------  ----------  ------------  ------------ ----------  ----------  -----------
  0.01      -    10,000.00...       $    9,567,026     1,578         0.48%     $   6,063       6.635%     295.56        719
  10,000.01 -    20,000.00...           41,191,398     2,584         2.06         15,941       7.050      298.41        708
  20,000.01 -    30,000.00...          120,519,335     4,593         6.03         26,240       7.652      298.39        711
  30,000.01 -    40,000.00...          182,821,311     5,173         9.14         35,341       7.874      299.02        712
  40,000.01 -    50,000.00...          197,802,571     4,318         9.89         45,809       7.877      298.46        711
  50,000.01 -    60,000.00...          197,378,430     3,554         9.87         55,537       8.062      298.41        712
  60,000.01 -    70,000.00...          152,367,323     2,343         7.62         65,031       8.003      298.41        715
  70,000.01 -    80,000.00...          124,872,804     1,659         6.24         75,270       8.140      298.22        714
  80,000.01 -    90,000.00...           89,104,752     1,042         4.46         85,513       8.038      298.74        715
  90,000.01 -   100,000.00...          119,818,366     1,236         5.99         96,940       7.838      298.37        711
 100,000.01 -   125,000.00...          137,537,671     1,215         6.88        113,200       8.382      298.45        720
 125,000.01 -   150,000.00...          133,956,788       965         6.70        138,815       8.517      298.58        713
 150,000.01 -   175,000.00...           71,786,305       441         3.59        162,781       8.424      298.90        718
 175,000.01 -   200,000.00...           97,419,511       508         4.87        191,771       8.329      298.33        718
 200,000.01 -   225,000.00...           29,299,458       137         1.46        213,865       7.609      298.81        719
 225,000.01 -   250,000.00...           42,951,771       177         2.15        242,665       7.880      298.86        716
 250,000.01 -   275,000.00...           18,227,902        69         0.91        264,172       7.532      298.97        717
 275,000.01 -   300,000.00...           25,475,712        87         1.27        292,824       7.640      298.27        727
 300,000.01 -   325,000.00...           11,661,763        37         0.58        315,183       8.131      298.95        712
 325,000.01 -   350,000.00...           18,810,303        55         0.94        342,006       8.072      299.02        727
 350,000.01 -   375,000.00...           12,019,928        33         0.60        364,240       7.740      298.95        726
 375,000.01 -   400,000.00...           16,557,009        42         0.83        394,214       7.441      298.86        723
 400,000.01 -   425,000.00...            8,248,225        20         0.41        412,411       8.014      299.10        727
 425,000.01 -   450,000.00...           11,957,352        27         0.60        442,865       8.155      298.89        726
 450,000.01 -   475,000.00...            5,078,826        11         0.25        461,711       8.165      299.09        733
 475,000.01 -   500,000.00...           22,825,315        46         1.14        496,203       7.526      299.24        721
 500,000.01 -   525,000.00...            1,541,357         3         0.08        513,786       7.866      298.00        756
 525,000.01 -   550,000.00...            6,990,200        13         0.35        537,708       8.019      299.31        727
 550,000.01 -   575,000.00...            2,243,397         4         0.11        560,849       9.036      298.25        724
 575,000.01 -   600,000.00...            4,757,750         8         0.24        594,719       7.428      298.50        727
 600,000.01 -   625,000.00...            2,446,818         4         0.12        611,705       7.502      298.99        711
 625,000.01 -   650,000.00...            5,111,905         8         0.26        638,988       7.856      298.12        736
 650,000.01 -   675,000.00...            3,313,775         5         0.17        662,755       7.275      297.80        711
 675,000.01 -   700,000.00...            8,326,033        12         0.42        693,836       7.702      298.84        722
 700,000.01 -   725,000.00...            2,129,053         3         0.11        709,684       8.869      299.00        732
 725,000.01 -   750,000.00...            1,482,000         2         0.07        741,000       7.750      299.50        763
 750,000.01 -   775,000.00...            2,297,000         3         0.11        765,667       7.504      298.99        712
 775,000.01 -   800,000.00...            5,534,239         7         0.28        790,606       7.320      299.29        733
 800,000.01 -   825,000.00...              810,000         1         0.04        810,000       8.000      299.00        688
 825,000.01 -   850,000.00...            2,526,500         3         0.13        842,167       8.635      298.99        711
 850,000.01 -   875,000.00...            3,439,804         4         0.17        859,951       8.285      299.50        731
 875,000.01 -   900,000.00...            5,340,133         6         0.27        890,022       7.629      296.47        708
 900,000.01 -   925,000.00...            1,819,750         2         0.09        909,875       7.878      299.01        757
 925,000.01 -   950,000.00...              950,000         1         0.05        950,000       8.250      299.00        702
 950,000.01 -   975,000.00...              952,000         1         0.05        952,000       3.990      300.00        741
 975,000.01 - 1,000,000.00...            6,992,000         7         0.35        998,857       7.589      299.00        722
Greater than 1,000,000.......           31,738,264        23         1.59      1,379,925       7.845      299.09        726
                                    ---------------  ---------  ------------
     Total...................       $1,999,999,129    32,070       100.00%
                                    ===============  =========  ============

                                      Weighted
                                      Average
                                      Combined
                                      Loan-to-
                                       Value
 Range of Principal Balances ($)       Ratio
----------------------------------  ----------
  0.01      -    10,000.00...       $   77.5%
  10,000.01 -    20,000.00...           83.5
  20,000.01 -    30,000.00...           86.4
  30,000.01 -    40,000.00...           88.4
  40,000.01 -    50,000.00...           87.2
  50,000.01 -    60,000.00...           88.6
  60,000.01 -    70,000.00...           89.4
  70,000.01 -    80,000.00...           89.1
  80,000.01 -    90,000.00...           89.6
  90,000.01 -   100,000.00...           84.3
 100,000.01 -   125,000.00...           90.9
 125,000.01 -   150,000.00...           88.5
 150,000.01 -   175,000.00...           89.3
 175,000.01 -   200,000.00...           84.4
 200,000.01 -   225,000.00...           86.0
 225,000.01 -   250,000.00...           86.0
 250,000.01 -   275,000.00...           83.5
 275,000.01 -   300,000.00...           82.8
 300,000.01 -   325,000.00...           83.2
 325,000.01 -   350,000.00...           84.4
 350,000.01 -   375,000.00...           84.9
 375,000.01 -   400,000.00...           82.2
 400,000.01 -   425,000.00...           85.7
 425,000.01 -   450,000.00...           82.5
 450,000.01 -   475,000.00...           82.5
 475,000.01 -   500,000.00...           74.8
 500,000.01 -   525,000.00...           83.8
 525,000.01 -   550,000.00...           87.8
 550,000.01 -   575,000.00...           88.8
 575,000.01 -   600,000.00...           80.9
 600,000.01 -   625,000.00...           82.3
 625,000.01 -   650,000.00...           75.6
 650,000.01 -   675,000.00...           86.0
 675,000.01 -   700,000.00...           80.2
 700,000.01 -   725,000.00...           83.1
 725,000.01 -   750,000.00...           90.0
 750,000.01 -   775,000.00...           72.4
 775,000.01 -   800,000.00...           80.7
 800,000.01 -   825,000.00...           80.0
 825,000.01 -   850,000.00...           86.4
 850,000.01 -   875,000.00...           81.8
 875,000.01 -   900,000.00...           77.6
 900,000.01 -   925,000.00...           79.9
 925,000.01 -   950,000.00...           71.8
 950,000.01 -   975,000.00...           85.5
 975,000.01 - 1,000,000.00...           71.1
Greater than 1,000,000.......           78.4
     Total...................


      As of the Cut-off Date, the average principal balance of the cut-off mortgage loans was approximately $62,364.

                                         Loan Programs for the Mortgage Loans


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal     Mortgage     Term        Bureau
  Description of Loan Programs       Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
----------------------------------  --------------  ----------  ------------  ------------ ----------  ----------  -----------
10 Year Draw, 20 Year Repay..       $    9,830,111        255         0.49%    $   38,549       8.024%     359.40        719
10 Year Draw, 0 Year Repay...              421,475          6         0.02         70,246       8.659      117.00        735
5 Year Draw, 5 Year Repay....               26,991          4         0.00          6,748       8.413       69.13        739
5 Year Draw, 10 Year Repay...              407,787          4         0.02        101,947       8.025      177.32        720
10 Year Draw, 15 Year Repay (1)      1,986,333,492     31,755        99.32         62,552       7.990      298.49        715
15 Year Draw, 0 Year Repay...            2,712,907         43         0.14         63,091       8.943      173.11        716
15 Year Draw, 10 Year Repay..              266,366          3         0.01         88,789       7.753      291.45        768
                                    ---------------  ---------  ------------
     Total...................       $1,999,999,129     32,070       100.00%
                                    ===============  =========  ============


                                      Weighted
                                      Average
                                      Combined
                                      Loan-to-
                                       Value
  Description of Loan Programs         Ratio
----------------------------------  ----------
10 Year Draw, 20 Year Repay..            92.0%
10 Year Draw, 0 Year Repay...            95.4
5 Year Draw, 5 Year Repay....            79.7
5 Year Draw, 10 Year Repay...            91.8
10 Year Draw, 15 Year Repay (1)          87.0
15 Year Draw, 0 Year Repay...            96.1
15 Year Draw, 10 Year Repay..            71.4

     Total...................






---------
(1) Assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal     Mortgage     Term        Bureau
    Range of Loan Rates (%)          Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
----------------------------------  --------------  ----------  ------------  ------------ ----------  ----------  -----------
   3.001  -   3.500............     $       26,886           1         0.00%   $  26,886       3.500%     297.00        669
   3.501  -   4.000............        234,698,114       4,994        11.73       46,996       3.990      299.38        704
   4.501  -   5.000............            699,593           8         0.03       87,449       5.000      294.77        728
   5.001  -   5.500............         36,407,063         647         1.82       56,271       5.488      297.26        711
   5.501  -   6.000............         63,041,621       1,113         3.15       56,641       5.772      298.54        706
   6.001  -   6.500............         17,213,334         200         0.86       86,067       6.421      297.97        725
   6.501  -   7.000............        332,809,873       5,220        16.64       63,757       6.942      298.91        729
   7.001  -   7.500............        176,954,960       2,482         8.85       71,295       7.389      298.76        719
   7.501  -   8.000............        172,449,725       2,145         8.62       80,396       7.891      298.78        717
   8.001  -   8.500............        128,202,772       1,752         6.41       73,175       8.318      298.76        712
   8.501  -   9.000............        154,274,571       2,498         7.71       61,759       8.845      297.71        716
   9.001  -   9.500............        211,019,508       3,815        10.55       55,313       9.355      298.24        724
   9.501  -  10.000............        161,987,845       2,472         8.10       65,529       9.821      298.21        704
  10.001  -  10.500............        153,818,661       2,600         7.69       59,161      10.426      298.29        714
  10.501  -  11.000............         49,459,509         698         2.47       70,859      10.806      298.31        703
  11.001  -  11.500............         52,474,292         678         2.62       77,396      11.366      298.09        707
  11.501  -  12.000............         31,934,582         452         1.60       70,652      11.793      298.09        696
  12.001  -  12.500............         13,312,091         180         0.67       73,956      12.271      298.23        681
  12.501  -  13.000............          6,872,685          84         0.34       81,818      12.795      298.75        671
Greater than 13.000............          2,341,444          31         0.12       75,530      13.825      298.39        662
                                    ---------------  ---------  ------------
     Total...................       $1,999,999,129      32,070       100.00%
                                    ===============  =========  ============



                                      Weighted
                                      Average
                                      Combined
                                      Loan-to-
                                       Value
    Range of Loan Rates (%)            Ratio
----------------------------------  ----------
   3.001  -   3.500..........            99.9%
   3.501  -   4.000..........            80.6
   4.501  -   5.000..........            86.2
   5.001  -   5.500..........            89.9
   5.501  -   6.000..........            91.7
   6.001  -   6.500..........            85.7
   6.501  -   7.000..........            85.3
   7.001  -   7.500..........            77.6
   7.501  -   8.000..........            82.7
   8.001  -   8.500..........            84.1
   8.501  -   9.000..........            88.5
   9.001  -   9.500..........            91.9
   9.501  -  10.000..........            90.7
  10.001  -  10.500..........            95.7
  10.501  -  11.000..........            93.1
  11.001  -  11.500..........            96.1
  11.501  -  12.000..........            95.8
  12.001  -  12.500..........            95.2
  12.501  -  13.000..........            96.2
Greater than 13.000..........            94.1

     Total...................


      As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans was approximately 7.992%.


         Months Remaining to Scheduled Maturity for the Mortgage Loans


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
    Range of Months Remaining          Balance      Mortgage      Balance      Principal     Mortgage     Term        Bureau
      to Scheduled Maturity          Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
----------------------------------  --------------  ----------  ------------  ------------ ----------  ----------  -----------
49-60........................       $       17,787           2       0.00%         8,894       8.675%       58.60        729
85-96........................                9,204           2       0.00          4,602       7.909        89.48        757
109-120......................              421,475           6       0.02         70,246       8.659       117.00        735
169 - 180....................            3,120,694          47       0.16         66,398       8.823       173.66        716
181 - 192....................               14,332           1       0.00         14,332       8.000       182.00        748
205 - 216....................               38,469           3       0.00         12,823       7.000       210.63        733
217 - 228....................               44,795           3       0.00         14,932       9.072       224.64        672
229 - 240....................            5,239,543         223       0.26         23,496       8.987       238.19        722
253 - 264....................                4,880           1       0.00          4,880       7.000       260.00        784
265 - 276....................              790,821          45       0.04         17,574       8.032       272.68        769
277 - 288....................            2,412,470          99       0.12         24,368       7.583       284.06        731
289 - 300....................        1,978,054,547      31,383      98.90         63,029       7.988       298.68        715
349 - 360....................            9,830,111         255       0.49         38,549       8.024       359.40        719
                                    ---------------  ---------  ------------
     Total...................       $1,999,999,129      32,070     100.00%
                                    ===============  =========  ============


                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
    Range of Months Remaining         Value
      to Scheduled Maturity           Ratio
----------------------------------  ---------
49-60........................            82.5%
85-96........................            74.4
109-120......................            95.4
169 - 180....................            95.5
181 - 192....................            72.1
205 - 216....................            62.8
217 - 228....................            88.1
229 - 240....................            80.2
253 - 264....................            99.0
265 - 276....................            61.7
277 - 288....................            78.5
289 - 300....................            87.0
349 - 360....................            92.0

     Total...................


      As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans was approximately 299.

      The above table assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.

             Combined Loan-to-Value Ratios for the Mortgage Loans

                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
    Range of Combined Loan-to-         Balance      Mortgage      Balance      Principal     Mortgage     Term        Bureau
         Value Ratio (%)             Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
----------------------------------  --------------  ----------  ------------  ------------ ----------  ----------  -----------
  0.01 - 10.00...............       $       11,566           2        0.00%    $    5,783      7.918%      245.65       799
 10.01 - 20.00...............            1,212,964          19        0.06         63,840      6.110       298.92       720
 20.01 - 30.00...............            4,074,342          79        0.20         51,574      6.775       297.20       713
 30.01 - 40.00...............            9,116,980         209        0.46         43,622      6.674       297.01       714
 40.01 - 50.00...............           25,696,430         480        1.28         53,534      6.842       298.44       707
 50.01 - 60.00...............           50,467,268         885        2.52         57,025      6.680       298.15       712
 60.01 - 70.00...............          153,686,203       2,395        7.68         64,170      6.652       298.66       707
 70.01 - 80.00...............          294,119,772       3,967       14.71         74,142      7.021       298.52       707
 80.01 - 90.00...............          740,480,404      12,326       37.02         60,075      8.201       298.68       714
 90.01 -100.00...............          721,133,201      11,708       36.06         61,593      8.618       298.47       721
                                    ---------------  ---------  ------------
     Total...................       $1,999,999,129      32,070      100.00%
                                    ===============  =========  ============


                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
    Range of Combined Loan-to-        Value
         Value Ratio (%)              Ratio
----------------------------------  ---------
  0.01 - 10.00...............            4.0%
 10.01 - 20.00...............           17.5
 20.01 - 30.00...............           26.7
 30.01 - 40.00...............           36.2
 40.01 - 50.00...............           45.8
 50.01 - 60.00...............           55.6
 60.01 - 70.00...............           66.8
 70.01 - 80.00...............           77.6
 80.01 - 90.00...............           88.8
 90.01 -100.00...............           98.1

     Total...................


      As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans was approximately 87.00%.

         The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                Geographic Distribution for the Mortgage Loans


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal     Mortgage     Term        Bureau
           State                     Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
----------------------------------  --------------  ----------  ------------  ------------ ----------  ----------  -----------
Alaska.......................       $    5,359,046       114        0.27%      $  47,009        7.116%     298.67        718
Alabama......................            7,814,101       236        0.39          33,111        7.707      296.93        715
Arkansas.....................               53,980         1        0.00          53,980        7.000      300.00        701
Arizona......................           68,982,421     1,238        3.45          55,721        7.651      297.98        713
California...................          927,529,602    10,609       46.38          87,429        8.248      298.52        718
Colorado.....................           48,545,128       868        2.43          55,928        7.556      298.56        724
Connecticut..................           26,437,958       409        1.32          64,640        7.998      298.79        716
District of Columbia.........            2,766,811        45        0.14          61,485        7.864      298.40        717
Delaware.....................            4,249,505        87        0.21          48,845        7.855      298.58        699
Florida......................          103,745,890     1,891        5.19          54,863        8.130      298.85        710
Georgia......................           27,523,284       620        1.38          44,392        7.593      298.54        712
Hawaii.......................           16,544,653       210        0.83          78,784        7.984      298.74        713
Iowa.........................            2,354,303        78        0.12          30,183        8.331      300.67        714
Idaho........................            9,976,586       236        0.50          42,274        8.040      297.85        710
Illinois.....................           62,681,952     1,255        3.13          49,946        7.978      298.45        714
Indiana......................           13,427,852       361        0.67          37,196        7.507      299.12        710
Kansas.......................            8,197,490       238        0.41          34,443        7.375      298.49        720
Kentucky.....................            8,876,994       246        0.44          36,085        7.615      299.31        714
Louisiana....................            1,123,348        25        0.06          44,934        6.604      299.59        700
Massachusetts................           39,232,551       594        1.96          66,048        7.763      299.78        713
Maryland.....................           47,496,209       835        2.37          56,882        7.684      298.49        707
Maine........................            3,639,154       102        0.18          35,678        7.134      298.78        712
Michigan.....................           31,210,026       877        1.56          35,587        7.829      298.00        708
Minnesota....................           22,763,633       512        1.14          44,460        7.801      298.24        712
Missouri.....................           17,400,448       497        0.87          35,011        7.420      298.31        709
Mississippi..................              677,995        18        0.03          37,666        6.351      306.44        699
Montana......................            1,933,583        34        0.10          56,870        8.036      298.98        710
North Carolina...............           15,245,098       371        0.76          41,092        7.381      298.73        714
North Dakota.................              303,633         9        0.02          33,737        7.473      298.65        717
Nebraska.....................            1,158,861        32        0.06          36,214        7.696      302.80        707
New Hampshire................            7,916,684       164        0.40          48,272        7.489      298.94        704
New Jersey...................           68,555,073     1,142        3.43          60,031        7.825      298.85        710
New Mexico...................            6,509,104       146        0.33          44,583        7.698      298.85        714
Nevada.......................           28,748,812       431        1.44          66,703        8.098      297.89        711
New York.....................           58,262,460     1,003        2.91          58,088        7.889      298.76        710
Ohio.........................           26,647,877       686        1.33          38,845        7.517      298.58        716
Oklahoma.....................            5,133,527       159        0.26          32,286        7.420      295.65        716
Oregon.......................           33,545,561       666        1.68          50,369        7.652      298.34        716
Pennsylvania.................           38,230,744       988        1.91          38,695        7.489      298.69        711
Rhode Island.................            6,135,497       120        0.31          51,129        7.528      299.10        706
South Carolina...............            6,995,543       182        0.35          38,437        8.078      298.68        708
South Dakota.................              352,438        12        0.02          29,370        8.060      296.29        699
Tennessee....................           14,184,507       366        0.71          38,755        7.350      298.23        724
Texas........................            5,195,790       107        0.26          48,559        7.446      298.29        718
Utah.........................           14,233,218       283        0.71          50,294        7.799      297.65        719
Virginia.....................           58,161,158       988        2.91          58,868        7.877      298.44        710
Vermont......................            1,374,107        37        0.07          37,138        6.551      303.58        700
Washington...................           69,676,194     1,322        3.48          52,705        7.763      298.77        717
Wisconsin....................           18,234,813       503        0.91          36,252        7.756      299.09        710
West Virginia................            2,864,337        71        0.14          40,343        7.229      297.79        706
Wyoming......................            1,789,591        46        0.09          38,904        7.321      300.79        713
                                    ---------------  ---------  ------------
     Total...................       $1,999,999,129    32,070      100.00%
                                    ===============  =========  ============


                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
                                      Value
           State                      Ratio
----------------------------------  ---------
Alaska.......................           85.3%
Alabama......................           92.6
Arkansas.....................          100.0
Arizona......................           86.7
California...................           86.0
Colorado.....................           90.9
Connecticut..................           83.0
District of Columbia.........           85.2
Delaware.....................           88.3
Florida......................           87.2
Georgia......................           93.5
Hawaii.......................           80.5
Iowa.........................           94.3
Idaho........................           87.5
Illinois.....................           89.4
Indiana......................           90.8
Kansas.......................           92.8
Kentucky.....................           92.4
Louisiana....................           83.1
Massachusetts................           84.7
Maryland.....................           85.3
Maine........................           84.9
Michigan.....................           90.4
Minnesota....................           88.6
Missouri.....................           91.0
Mississippi..................           93.1
Montana......................           77.7
North Carolina...............           90.7
North Dakota.................           94.4
Nebraska.....................           94.1
New Hampshire................           88.6
New Jersey...................           84.4
New Mexico...................           89.0
Nevada.......................           87.2
New York.....................           82.7
Ohio.........................           93.3
Oklahoma.....................           90.7
Oregon.......................           88.0
Pennsylvania.................           88.4
Rhode Island.................           85.8
South Carolina...............           92.1
South Dakota.................           83.7
Tennessee....................           93.2
Texas........................           90.1
Utah.........................           90.9
Virginia.....................           87.4
Vermont......................           84.3
Washington...................           89.6
Wisconsin....................           89.3
West Virginia................           85.7
Wyoming......................           88.8

     Total...................


          Credit Scores for the Mortgage Loans


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal     Mortgage     Term        Bureau
     Range of Credit Scores          Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
----------------------------------  --------------  ----------  ------------  ------------ ----------  ----------  -----------
821 - 840....................       $     100,822          4        0.01%     $ 25,206        8.313%     294.90        826
801 - 820....................          24,291,116        404        1.21        60,127        7.793      298.62        806
781 - 800....................         103,753,240      1,569        5.19        66,127        7.848      298.39        789
761 - 780....................         190,710,145      3,012        9.54        63,317        7.916      298.32        770
741 - 760....................         251,832,068      3,927       12.59        64,128        7.877      298.77        750
721 - 740....................         302,004,739      4,731       15.10        63,835        7.962      298.42        730
701 - 720....................         371,430,083      5,599       18.57        66,339        8.071      298.55        710
681 - 700....................         307,755,154      4,821       15.39        63,836        8.079      298.70        691
661 - 680....................         256,653,190      4,268       12.83        60,134        8.095      298.47        671
641 - 660....................         125,673,693      2,370        6.28        53,027        8.000      298.75        652
621 - 640....................          63,284,079      1,303        3.16        48,568        7.792      298.54        631
601 - 620....................           2,271,791         56        0.11        40,568        8.417      299.48        619
581 - 600....................             231,891          5        0.01        46,378        7.886      298.60        594
561 - 580....................               7,119          1        0.00         7,119        9.125      239.00        579
                                   ----------------  ---------  ------------
     Total...................      $1,999,999,129     32,070      100.00%
                                   -===============  =========  ============


                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
                                      Value
     Range of Credit Scores           Ratio
----------------------------------  ---------
821 - 840....................         69.7%
801 - 820....................         88.8
781 - 800....................         88.3
761 - 780....................         88.3
741 - 760....................         88.6
721 - 740....................         87.9
701 - 720....................         88.0
681 - 700....................         86.0
661 - 680....................         85.3
641 - 660....................         83.7
621 - 640....................         82.2
601 - 620....................         76.5
581 - 600....................         85.1
561 - 580....................         61.8

     Total...................



      As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans was approximately 715.

                     Property Type for the Mortgage Loans


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal     Mortgage     Term        Bureau
         Property Type               Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
----------------------------------  --------------  ----------  ------------  ------------ ----------  ----------  -----------

Single Family Residence......      $1,400,343,772     23,307       70.02%   $   60,083        7.929%     298.57        713
Planned Unit Development (PUD)        399,723,023      5,457       19.99        73,250        8.002      298.41        718
Low-Rise Condominium.........         143,570,503      2,559        7.18        56,104        8.318      298.68        726
2-4 Units....................          36,833,161        528        1.84        69,760        8.696      298.93        723
High-Rise Condominium........          19,452,541        216        0.97        90,058        8.542      298.94        732
Manufactured Housing (1).....              76,129          3        0.00        25,376        7.867      252.72        733
                                   ----------------  ---------  ------------
     Total...................      $1,999,999,129     32,070      100.00%
                                   ================  =========  ============


                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
                                      Value
         Property Type                Ratio
----------------------------------  ---------

Single Family Residence......         86.0%
Planned Unit Development (PUD)        88.3
Low-Rise Condominium.........         91.7
2-4 Units....................         89.5
High-Rise Condominium........         88.4
Manufactured Housing (1).....         69.7

     Total...................




---------
(1) Treated as real property.

                                         Gross Margins for the Mortgage Loans


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal     Mortgage     Term        Bureau
   Range of Gross Margins (%)        Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
----------------------------------  --------------  ----------  ------------  ------------ ----------  ----------  -----------

Less than or equal to 0.000..       $  276,640,934      3,481       13.83%    $   79,472          6.319%     298.74       732
0.001 - 0.250................           66,073,594      1,102        3.30         59,958          6.275      298.86       708
0.251 - 0.500................          177,894,047      2,815        8.89         63,195          6.525      298.84       719
0.501 - 0.750................           63,720,173        899        3.19         70,879          7.158      299.29       717
0.751 - 1.000................          157,059,139      2,012        7.85         78,061          7.584      298.58       719
1.001 - 1.250................          100,286,247      1,570        5.01         63,877          7.135      298.86       695
1.251 - 1.500................           73,334,199      1,097        3.67         66,850          7.859      298.71       721
1.501 - 1.750................           68,763,937        987        3.44         69,670          8.293      298.88       704
1.751 - 2.000................          142,680,195      3,049        7.13         46,796          7.863      297.69       726
2.001 - 2.250................          108,827,622      1,947        5.44         55,895          8.004      298.34       713
2.251 - 2.500................          188,254,383      3,800        9.41         49,541          8.538      298.63       730
2.501 - 2.750................          107,556,059      1,703        5.38         63,157          9.219      298.43       703
2.751 - 3.000................           89,827,582      1,438        4.49         62,467          8.862      298.26       701
3.001 - 3.250................           37,734,147        470        1.89         80,285          9.359      298.40       712
3.251 - 3.500................          155,625,336      2,960        7.78         52,576          9.558      298.51       710
3.501 - 3.750................           28,442,415        413        1.42         68,868          9.825      298.42       710
3.751 - 4.000................           24,643,611        360        1.23         68,454          9.916      297.98       687
4.001 - 4.250................           24,030,348        328        1.20         73,263         10.244      298.15       701
4.251 - 4.500................           38,727,649        511        1.94         75,788         10.786      298.29       702
4.501 - 4.750................           28,337,821        557        1.42         50,876          9.550      298.10       675
4.751 - 5.000................           13,936,365        154        0.70         90,496         11.037      298.79       703
5.001 - 5.250................           11,583,786        160        0.58         72,399         11.036      298.65       674
5.251 - 5.500................            4,743,996        101        0.24         46,970         10.393      297.38       674
5.501 - 5.750................            5,528,298         67        0.28         82,512         11.995      299.11       669
5.751 - 6.000................            3,016,755         46        0.15         65,582         11.033      298.29       665
6.001 - 6.250................              759,807         14        0.04         54,272         12.238      298.02       667
6.251 - 6.500................              647,891         12        0.03         53,991         10.454      299.10       644
6.501 - 6.750................              450,039          7        0.02         64,291         10.874      297.99       656
6.751 - 7.000................              413,960          5        0.02         82,792         13.475      298.12       661
7.001 - 7.250................               79,376          2        0.00         39,688         14.250      298.57       634
7.251 - 7.500................              200,000          1        0.01        200,000         14.375      298.00       656
7.501 - 7.750................               94,500          1        0.00         94,500         14.700      298.00       637
Greater than 10.000..........               84,919          1        0.00         84,919         18.000      297.00       660
                                    ---------------  ---------  ------------
     Total...................       $1,999,999,129     32,070      100.00%
                                    ===============  =========  ============



                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
                                      Value
   Range of Gross Margins (%)         Ratio
----------------------------------  ---------

Less than or equal to 0.000..            79.0%
0.001 - 0.250................            70.8
0.251 - 0.500................            78.8
0.501 - 0.750................            80.1
0.751 - 1.000................            85.4
1.001 - 1.250................            79.3
1.251 - 1.500................            89.5
1.501 - 1.750................            84.6
1.751 - 2.000................            91.1
2.001 - 2.250................            90.0
2.251 - 2.500................            93.6
2.501 - 2.750................            90.6
2.751 - 3.000................            91.6
3.001 - 3.250................            92.3
3.251 - 3.500................            96.6
3.501 - 3.750................            93.1
3.751 - 4.000................            93.4
4.001 - 4.250................            94.6
4.251 - 4.500................            97.1
4.501 - 4.750................            95.4
4.751 - 5.000................            96.0
5.001 - 5.250................            95.2
5.251 - 5.500................            95.7
5.501 - 5.750................            97.0
5.751 - 6.000................            94.9
6.001 - 6.250................            92.5
6.251 - 6.500................            97.6
6.501 - 6.750................            93.9
6.751 - 7.000................            91.8
7.001 - 7.250................            91.5
7.251 - 7.500................            99.9
7.501 - 7.750................            89.8
Greater than 10.000..........            87.5

     Total...................



      As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans was approximately 1.828%.

      The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

             Credit Limit Utilization Rates for the Mortgage Loans


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
        Range of Credit                Balance      Mortgage      Balance      Principal     Mortgage     Term        Bureau
   Limit Utilization Rates (%)       Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
----------------------------------  --------------  ----------  ------------  ------------ ----------  ----------  -----------
 0.01 -  10.00...............       $    3,372,622        548        0.17%    $   6,154       7.227%     296.07        730
10.01 -  20.00...............            8,505,697        567        0.43        15,001       6.904      297.04        724
20.01 -  30.00...............           15,090,140        613        0.75        24,617       6.945      298.47        724
30.01 -  40.00...............           22,736,869        680        1.14        33,437       6.749      298.12        724
40.01 -  50.00...............           30,802,797        823        1.54        37,427       6.803      298.36        713
50.01 -  60.00...............           44,517,300        895        2.23        49,740       6.822      298.67        712
60.01 -  70.00...............           47,612,440        942        2.38        50,544       6.758      298.33        709
70.01 -  80.00...............           65,353,598      1,133        3.27        57,682       6.758      298.22        708
80.01 -  90.00...............           71,164,964      1,103        3.56        64,519       7.054      298.11        709
90.01 - 100.00...............        1,690,662,599     24,762       84.53        68,276       8.199      298.61        715
Greater than 100.00..........              180,103          4        0.01        45,026       8.602      292.62        677
                                    ---------------  ---------  ------------
     Total...................       $1,999,999,129     32,070      100.00%
                                    ===============  =========  ============

                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
        Range of Credit               Value
   Limit Utilization Rates (%)        Ratio
----------------------------------  ---------
 0.01 -  10.00...............         73.8%
10.01 -  20.00...............         77.4
20.01 -  30.00...............         77.3
30.01 -  40.00...............         78.0
40.01 -  50.00...............         75.6
50.01 -  60.00...............         76.4
60.01 -  70.00...............         77.3
70.01 -  80.00...............         78.1
80.01 -  90.00...............         80.9
90.01 - 100.00...............         88.6
Greater than 100.00..........         95.9

     Total...................



      As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans was approximately 88.80%.



                   Maximum Loan Rates for the Mortgage Loans


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal     Mortgage     Term        Bureau
    Maximum Loan Rates (%)           Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
----------------------------------  --------------  ----------  ------------  ------------ ----------  ----------  -----------
11.949.......................       $      600,068          1        0.03%   $  600,068       6.750%     300.00        676
13.500.......................              120,555          6        0.01        20,092      10.080      238.42        693
16.000.......................           73,338,009      1,361        3.67        53,885       7.780      298.86        711
17.000.......................          108,882,443      1,997        5.44        54,523       8.098      298.92        710
18.000.......................        1,817,058,054     28,705       90.85        63,301       7.994      298.52        715
                                    ---------------  ---------  ------------
     Total...................       $1,999,999,129     32,070      100.00%
                                    ===============  =========  ============


                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
                                      Value
    Maximum Loan Rates (%)            Ratio
----------------------------------  ---------
11.949.......................         75.1%
13.500.......................         98.5
16.000.......................         84.4
17.000.......................         87.4
18.000.......................         87.1

     Total...................



      As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans was approximately 17.870%.

                      Credit Limits for theMortgage Loans


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal     Mortgage     Term        Bureau
   Range of Credit Limits ($)        Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
----------------------------------  --------------  ----------  ------------  ------------ ----------  ----------  -----------
       0.01 -    10,000.00...       $    1,548,347        216        0.08%    $   7,168       7.621%     294.65        712
  10,000.01 -    20,000.00...           27,243,609      1,942        1.36        14,029       7.376      297.64        708
  20,000.01 -    30,000.00...           97,444,968      4,070        4.87        23,942       7.855      298.45        710
  30,000.01 -    40,000.00...          164,582,347      5,017        8.23        32,805       7.963      299.09        712
  40,000.01 -    50,000.00...          192,669,858      4,713        9.63        40,881       7.879      298.49        711
  50,000.01 -    60,000.00...          188,539,230      3,655        9.43        51,584       8.122      298.29        712
  60,000.01 -    70,000.00...          150,310,496      2,497        7.52        60,196       8.081      298.45        715
  70,000.01 -    80,000.00...          130,487,199      1,969        6.52        66,271       8.070      298.45        714
  80,000.01 -    90,000.00...           91,072,186      1,208        4.55        75,391       7.962      298.49        715
  90,000.01 -   100,000.00...          148,948,954      1,977        7.45        75,341       7.528      298.34        709
 100,000.01 -   125,000.00...          134,405,991      1,330        6.72       101,057       8.464      298.35        719
 125,000.01 -   150,000.00...          139,892,667      1,124        6.99       124,460       8.440      298.70        713
 150,000.01 -   175,000.00...           72,455,266        502        3.62       144,333       8.355      298.90        717
 175,000.01 -   200,000.00...          110,953,002        720        5.55       154,101       8.193      298.38        717
 200,000.01 -   225,000.00...           25,925,519        142        1.30       182,574       7.563      298.83        719
 225,000.01 -   250,000.00...           51,088,337        262        2.55       194,994       7.644      298.83        717
 250,000.01 -   275,000.00...           15,295,763         67        0.76       228,295       7.838      298.99        723
 275,000.01 -   300,000.00...           27,375,659        116        1.37       235,997       7.624      298.17        726
 300,000.01 -   325,000.00...            9,939,306         37        0.50       268,630       7.861      298.99        714
 325,000.01 -   350,000.00...           20,803,115         71        1.04       293,002       8.115      299.08        726
 350,000.01 -   375,000.00...           11,348,587         36        0.57       315,239       7.872      298.92        733
 375,000.01 -   400,000.00...           16,154,640         53        0.81       304,805       7.618      298.90        717
 400,000.01 -   425,000.00...            8,123,822         24        0.41       338,493       8.153      299.11        722
 425,000.01 -   450,000.00...           12,486,303         34        0.62       367,244       8.124      298.88        720
 450,000.01 -   475,000.00...            5,622,255         21        0.28       267,726       7.678      299.21        731
 475,000.01 -   500,000.00...           31,261,394         87        1.56       359,326       7.347      299.06        724
 500,000.01 -   525,000.00...            1,521,658          7        0.08       217,380       8.606      298.25        725
 525,000.01 -   550,000.00...            7,008,263         15        0.35       467,218       7.997      299.31        731
 550,000.01 -   575,000.00...            1,639,521          4        0.08       409,880       8.574      298.54        724
 575,000.01 -   600,000.00...            5,333,563         12        0.27       444,464       7.692      298.44        714
 600,000.01 -   625,000.00...            2,171,750          4        0.11       542,938       8.177      298.71        714
 625,000.01 -   650,000.00...            4,309,231          9        0.22       478,803       8.199      298.65        740
 650,000.01 -   675,000.00...            2,676,903          5        0.13       535,381       7.094      297.75        714
 675,000.01 -   700,000.00...            8,286,033         13        0.41       637,387       7.690      298.79        728
 700,000.01 -   725,000.00...            1,817,500          3        0.09       605,833       9.189      299.22        727
 725,000.01 -   750,000.00...            3,788,845          7        0.19       541,264       7.711      298.08        732
 750,000.01 -   775,000.00...            3,019,999          7        0.15       431,428       7.530      298.73        716
 775,000.01 -   800,000.00...            5,611,554          9        0.28       623,506       7.625      299.29        727
 800,000.01 -   825,000.00...            1,290,313          3        0.06       430,104       8.878      299.37        686
 825,000.01 -   850,000.00...            4,038,441          6        0.20       673,074       8.001      299.17        710
 850,000.01 -   875,000.00...            2,578,685          3        0.13       859,562       8.422      299.67        737
 875,000.01 -   900,000.00...            4,578,073          6        0.23       763,012       7.872      299.05        716
 900,000.01 -   925,000.00...            2,801,828          5        0.14       560,366       7.446      294.19        747
 925,000.01 -   950,000.00...            1,617,175          2        0.08       808,588       8.147      298.59        702
 950,000.01 -   975,000.00...              640,211          3        0.03       213,404       7.734      298.16        728
 975,000.01 - 1,000,000.00...           13,141,458         24        0.66       547,561       6.881      298.97        729
Greater than 1,000,000.......           36,149,302         33        1.81     1,095,433       7.775      298.68        726
                                    ---------------  ---------  ------------
     Total...................       $1,999,999,129     32,070      100.00%
                                    ===============  =========  ============


                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
                                      Value
   Range of Credit Limits ($)         Ratio
----------------------------------  ---------
       0.01 -    10,000.00.....         84.5%
  10,000.01 -    20,000.00.....         85.2
  20,000.01 -    30,000.00.....         88.6
  30,000.01 -    40,000.00.....         89.8
  40,000.01 -    50,000.00.....         87.5
  50,000.01 -    60,000.00.....         89.4
  60,000.01 -    70,000.00.....         90.0
  70,000.01 -    80,000.00.....         88.9
  80,000.01 -    90,000.00.....         89.9
  90,000.01 -   100,000.00.....         81.4
 100,000.01 -   125,000.00.....         91.2
 125,000.01 -   150,000.00.....         88.3
 150,000.01 -   175,000.00.....         88.9
 175,000.01 -   200,000.00.....         83.2
 200,000.01 -   225,000.00.....         87.3
 225,000.01 -   250,000.00.....         84.5
 250,000.01 -   275,000.00.....         85.5
 275,000.01 -   300,000.00.....         80.8
 300,000.01 -   325,000.00.....         83.7
 325,000.01 -   350,000.00.....         83.9
 350,000.01 -   375,000.00.....         89.6
 375,000.01 -   400,000.00.....         82.4
 400,000.01 -   425,000.00.....         85.3
 425,000.01 -   450,000.00.....         83.6
 450,000.01 -   475,000.00.....         82.3
 475,000.01 -   500,000.00.....         74.7
 500,000.01 -   525,000.00.....         92.7
 525,000.01 -   550,000.00.....         89.5
 550,000.01 -   575,000.00.....         88.3
 575,000.01 -   600,000.00.....         78.4
 600,000.01 -   625,000.00.....         85.2
 625,000.01 -   650,000.00.....         78.6
 650,000.01 -   675,000.00.....         84.9
 675,000.01 -   700,000.00.....         77.7
 700,000.01 -   725,000.00.....         84.6
 725,000.01 -   750,000.00.....         81.5
 750,000.01 -   775,000.00.....         75.9
 775,000.01 -   800,000.00.....         79.3
 800,000.01 -   825,000.00.....         83.7
 825,000.01 -   850,000.00.....         85.5
 850,000.01 -   875,000.00.....         82.4
 875,000.01 -   900,000.00.....         80.3
 900,000.01 -   925,000.00.....         79.6
 925,000.01 -   950,000.00.....         79.3
 950,000.01 -   975,000.00.....         75.2
 975,000.01 - 1,000,000.00.....         74.9
Greater than 1,000,000.........         78.6

     Total.....................


      As of the Cut-off Date, the average credit limit of the cut-off mortgage loans was approximately $72,705.

                     Lien Priority for the Mortgage Loans



                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal     Mortgage     Term        Bureau
           Lien Priority             Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
----------------------------------  --------------  ----------  ------------  ------------ ----------  ----------  -----------
Second Liens.................       $1,999,999,129    32,070      100.00%      $  62,364      7.992%     298.56        715
                                    ---------------  ---------  ------------
     Total...................       $1,999,999,129    32,070      100.00%
                                    ===============  =========  ============


                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
                                      Value
           Lien Priority              Ratio
----------------------------------  ---------
Second Liens.................         87.0%

     Total...................




                   Delinquency Status for the Mortgage Loans



                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal     Mortgage     Term        Bureau
       Delinquency Status            Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
----------------------------------  --------------  ----------  ------------  ------------ ----------  ----------  -----------
Current......................       $1,999,999,129     32,070      100.00%    $   62,364       7.992%     298.56       715
                                    ---------------  ---------  ------------
     Total...................       $1,999,999,129     32,070      100.00%
                                    ===============  =========  ============


                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
                                      Value
       Delinquency Status             Ratio
----------------------------------  ---------
Current......................         87.0%

     Total...................


                    Origination Year for the Mortgage Loans


                                                                 Percent of                 Weighted    Weighted     Weighted
                                      Aggregate                  Aggregate      Average      Average     Average      Average
                                      Principal     Number of    Principal      Current      Gross      Remaining     Credit
                                       Balance      Mortgage      Balance      Principal     Mortgage     Term        Bureau
       Origination Year              Outstanding      Loans     Outstanding     Balance       Rate      (months)    Risk Score
----------------------------------  --------------  ----------  ------------  ------------ ----------  ----------  -----------
1996.........................       $       14,332          1        0.00%    $  14,332       8.000%     182.00       748
1998.........................               38,469          3        0.00        12,823       7.000      210.63       733
1999.........................               44,795          3        0.00        14,932       9.072      224.64       672
2000.........................            5,257,330        225        0.26        23,366       8.986      237.58       722
2002.........................                4,880          1        0.00         4,880       7.000      260.00       784
2003.........................              800,025         47        0.04        17,022       8.031      270.57       769
2004.........................            2,412,470         99        0.12        24,368       7.583      284.06       731
2005.........................        1,991,426,827     31,691       99.57        62,839       7.990      298.75       715
                                    ---------------  ---------  ------------
     Total...................       $1,999,999,129     32,070      100.00%
                                    ===============  =========  ============


                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
                                      Value
       Origination Year               Ratio
----------------------------------  ---------
1996.........................        72.1%
1998.........................        62.8
1999.........................        88.1
2000.........................        80.3
2002.........................        99.0
2003.........................        61.9
2004.........................        78.5
2005.........................        87.0

     Total...................


      Mortgage Loan Statistics
      ------------------------

      For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
---------
Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
----        ------------------------------------------------------------------

            (a) Not applicable.

            (b) Not applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWHEQ, INC.


                                          By: /s/ Leon Daniels, Jr.
                                              ---------------------------
                                              Name:  Leon Daniels, Jr.
                                              Title: Vice President



Dated:  January 27, 2006